AMENDMENT NO. 1
TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 (this "Amendment") is entered into as of March 16, 2012, by and among NELNET, INC. (the "Borrower"), the Lenders (as defined in the Credit Agreement defined below) signatory hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein but not defined herein shall have the meaning given such terms in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Credit Agreement, dated as of February 17, 2012 (the "Credit Agreement");

WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit Agreement as follows:

SECTION 1. Amendment to Credit Agreement.

(a) Section 6.01 of the Credit Agreement is hereby amended by adding "and obligations in connection with repurchase agreements" immediately after each reference to "Recourse Indebtedness" now contained therein.

(b) Section 6.02 of the Credit Agreement is hereby amended by redesignating the subsection currently identified as subsection (e) as new subsection (f), deleting the reference to "following" now contained therein and substituting "foregoing" therefor and adding a new subsection (e) immediately prior thereto as follows:

> (e) Liens granted by the Borrower or one or more of its Subsidiaries to secure their obligations in connection with repurchase agreements provided such obligations do not in the aggregate exceed $50,000,000; and

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") when, and only when, the Agent shall have received an executed counterpart of this Amendment from the Borrower, the Required Lenders and the Agent.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles: and

(b) As of the date hereof and giving effect to the terms of this Amendment, there exists no Default or Event of Default and the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference solely to an earlier date.

SECTION 4. Reference to and the Effect on the Agreement.

(a) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and general equitable principles.

SECTION 5. Headings. Section headings in this Amendment are included herein for convenience only and shall not constitute a part of this Amendment for any other purpose.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart to this Amendment by facsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 7. Governing Law. The validity, construction and enforceability of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof that would require the application of the law of another jurisdiction, but giving effect to federal laws of the United States applicable to national banks.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

NELNET, INC.,
as Borrower

By: [signature]
Name: MIKE DUNLAP
Title: CEO

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent and a Lender

By: ______________________
Name: Daniel S. Black
Title: Relationship Manager

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Bill Weber
Name: Bill Weber
Title: Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Marina Donskaya
Name: MARINA DONSKAYA
Title: DIRECTOR

Signature Page to Amendment No. 1
to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By: [signature]
Name: Tim Stephens
Title: Director

FIRST NATIONAL BANK OF OMAHA,
as a Lender

By: _______________________________
Name: Josh Trecene
Title: Vice President

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of February 17, 2012 (the "Credit Agreement") by and among Nelnet, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and U.S. Bank National Association, in its individual capacity as a Lender and in its capacity as the Administrative Agent (the "Agent"), which Amendment No. 1 is dated as of March 16, 2012 (the "Amendment"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty executed by it and acknowledges and agrees that such agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: March 16, 2012

IN WITNESS WHEREOF, each Initial Guarantor has caused this Consent and Reaffirmation to be duly executed by its authorized officer as of the day and year first above written.

NATIONAL EDUCATION LOAN NETWORK, INC.

By: ______________________________

Name: Mike Dunlap
Title: Chief Executive Officer

NELNET BUSINESS SOLUTIONS, INC.

By: ______________________________

Name: Mike Dunlap
Title: Chief Executive Officer

NELNET DIVERSIFIED SOLUTIONS, LLC

By: ______________________________

Name: Mike Dunlap
Title: Chief Executive Officer

NELNET ENROLLMENT SOLUTIONS, LLC

By: ______________________________

Name: Mike Dunlap
Title: Chief Executive Officer